EXHIBIT 10.36

                                RELEASE AGREEMENT
                                -----------------

         This RELEASE AGREEMENT (AAgreement@) is made and entered into by and among MAURICE LANGSTON (ALangston@); and NATIONAL TOBACCO COMPANY, L.P. (ANational Tobacco@ or the ACompany@) and North Atlantic Trading Company, Inc. ("NATC").

                                    RECITALS:
                                    --------

         1. Pursuant to the terms of an Agreement (the "Separation Agreement") dated as of October 29, 1997 among Langston, the Company and NATC, effective November 1, 1997, Langston will be resigning as National Tobacco's Executive Vice President of Sales and will assume the position of Vice-Chairman of NATC. Effective February 28, 1998, Langston's employment with the Company will be terminated, and he will be assuming a consulting role with the Company pursuant to a Consulting Agreement dated as of October 29, 1997 (the "Consulting Agreement").

         2. Langston, National Tobacco and NATC are desirous of settling any and all claims and disputes, known and unknown, that exist or might be claimed to exist between Langston, National Tobacco and NATC (including the AReleasees@ as defined in Paragraph 2 of this Agreement), including, but not limited to, claims of any nature that have been, or could have been, asserted that arise out of or relate to Langston=s employment, terms and conditions of employment, separation from that employment or any other event, transaction, or communication between Langston, National Tobacco, NATC or the other persons or entities named herein.


                                   AGREEMENT:
                                   ---------

         1. Financial Settlement. In consideration of the promises made by
            --------------------
Langston in the remainder of this Agreement, National Tobacco and NATC agree to enter into the Separation Agreement and to perform their respective obligations thereunder, including the retention of Langston as a Consultant and the repurchase of certain shares of NATC common stock Langston currently holds, which Langston is not otherwise entitled to receive, upon the execution of this Agreement.

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         2. General Release. In consideration of the Separation Agreement,
            ---------------
Langston hereby settles, waives, releases and discharges any and all claims, demands, actions or causes of action, known or unknown, which he has or may have against National Tobacco, NATC, any of their respective subsidiaries, affiliates, directors, officers, shareholders, agents, attorneys, or current or former employees, (collectively, the "Releasees"). This Agreement includes, but is not limited to, the release of claims arising from or during Langston=s employment with National Tobacco, the terms and conditions of that employment, his separation from that employment, or any other event, transaction or communication between Langston and the Releasees. Langston recognizes that by signing this Agreement, he may be giving up some claim, demand or cause of action, which he now may have, whether known or unknown.

         This Agreement includes, but is not limited to, the release of any and all claims or charges of discrimination Langston could have filed against Releasees with the Equal Employment Opportunity Commission ("EEOC"), the United States Department of Labor, the Kentucky Labor Cabinet, the Kentucky Commission on Human Rights, or any other state or local civil rights agency; claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. ' 2000e et seq.; the Civil Rights Act of 1991, P.L. 102-166; the Civil Rights Act of 1866, 42 U.S.C. ' 1981; the Civil Rights Act of 1871, 42 U.S.C. ' 1983; the Americans with Disabilities Act, 42 U.S.C. ' 12101 et seq.; the Fair Labor Standards Act of 1938, 29 U.S.C. ' 201 et seq.; the Family and Medical Leave Act of 1993, 29 U.S.C. ' 2601 et seq.; the Employee Retirement Income Security Act of 1974, 29 U.S.C. ' 1001 et seq.; the Federal Rehabilitation Act of 1973, 29 U.S.C. ' 701 et seq.; the Equal Pay Act of 1963, 29 U.S.C. " 206(d) and 216(b); the Uniformed Services Employment and Reemployment Rights Act of 1994, 38 U.S.C. ' 4301, et seq.; the Kentucky Civil Rights Act, KRS 344.010 et seq.; the Kentucky Equal Opportunities Act, KRS 207.140 et seq.; the Kentucky Wages and Hours Act, KRS
337.010 et seq.; KRS 342.197 (Workers' Compensation Retaliation); and any other claims of employment discrimination, retaliation, infliction of emotional distress, defamation, invasion of privacy, loss of consortium, tortious interference with contractual relations, wrongful termination, outrage, promissory estoppel, claims or demands arising under either express or implied contract, breach of contract, tort, public policy, the common law, or any federal, state or local statute, ordinance, regulation or constitutional provision, or other liabilities, suits, debts, claims for back pay, front pay, compensatory or punitive damages, actual damages, consequential damages, emotional distress, damages for humiliation and embarrassment, contractual damages, injunctive relief, severance pay, costs, reinstatement, attorneys' fees, business expenses, commissions, bonuses, vacation pay, incentive compensation plans, pension benefits, or payment or reimbursement under any health insurance or other employee benefit plan, insurance premiums or other

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
sums of money, grievances, expenses, demands, controversies of every kind and description, whether liquidated or unliquidated, known or unknown, contingent or otherwise and whether specifically mentioned or not, that Langston now has or has had or which may exist or might be claimed to exist at or prior to the date of this Agreement against Releasees. Langston specifically waives any claim or right to assert that any cause of action, alleged cause of action, claim, charge or demand has been, through oversight or error, intentionally or unintentionally, omitted from this Agreement.

         3.       Specific Release Of Age Claims.
                  ------------------------------

         (a) Langston agrees that in exchange for the consideration received from National Tobacco and NATC described in Paragraph 1 of this Agreement (which Langston agrees constitutes consideration for all commitments made herein in addition to anything of value to which he is already entitled), that this Agreement constitutes a knowing and voluntary release and waiver of all rights or claims he may have against Releasees including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. " 621-634, as amended by the Older Workers' Benefit Protection Act, P.L. 101-433 ("ADEA"), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA and any state statute or local ordinance barring age discrimination.

         (b) Langston and Releasees agree that, by entering into this Agreement, Langston does not waive rights or claims that may arise after the date this Agreement is executed.

         (c) Langston represents and warrants that Releasees advised him in writing to consult with an attorney prior to executing this Agreement and that he in fact did consult with an attorney. Langston further represents and warrants that Releasees provided him a period of at least twenty-one (21) days in which to consider this Agreement before executing this Agreement.

         (d) Langston and Releasees agree that, for a period of seven (7) days following the execution of this Agreement, Langston has the right to revoke this Agreement, and Langston and Releasees further agree that this Agreement shall not become effective or enforceable until the revocation period of seven (7) days has expired. Langston agrees that if he revokes this Agreement within such

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
time period or if he otherwise breaches this Agreement, he will return to National Tobacco and NATC the full amount of consideration provided to him in this Agreement, without offset for any reason, at the time of the revocation or breach, and agrees that the Separation Agreement and all obligations of National Tobacco and NATC thereunder shall thereupon terminate.

         (e) Langston agrees that if he executes this Agreement at any time prior to the end of the period that Releasees provided him in which to consider this Agreement, such early execution was a knowing and voluntary waiver of his right to consider this Agreement for at least twenty-one (21) days, and was due to his desire to immediately receive consideration provided hereunder and his belief that he had ample time in which to consider and understand this Agreement, and in which to review this Agreement with an attorney.

         4. Dismissal Of Claims. Langston represents that he has not filed any
            -------------------
complaint or charges against the Releasees with any local, state or federal court, agency or board, based on events occurring prior to and including the date of the signing of this Agreement.

         5. No Reinstatement Or Reapplication. Langston agrees that he will not
            ---------------------------------
attempt to procure employment or seek reinstatement with National Tobacco or NATC at any time, now or in the future.

         6. Non-participation. Langston specifically represents and agrees that
            -----------------
he will not in the future participate in any way in any claims filed by any other governmental agency(ies), association(s), business(es), organization(s), entity(ies), or individual(s) in any local, state or federal court or any actions before any local, state or federal agency or board (except as required by law, or at the request of National Tobacco or NATC) based upon any events or facts occurring prior to and including the date of the signing of this Agreement.

         7. Complete Release. It is the specific intent and purpose of this
            ----------------
Agreement to release and discharge the Releasees from liability for any and all claims, employment discrimination charges, and causes of action of any kind or nature whatsoever, whether known or unknown, and whether specifically mentioned or not, which may exist or might be claimed to exist at or prior to the date hereof, and Langston specifically waives any claim or right to assert that any cause of action or alleged cause of action or charge has been, through oversight or error, intentionally or unintentionally, omitted from this Agreement. Langston expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages as well as those
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

that are now disclosed. Any and all facts, circumstances and events occurring prior to the signing of this Agreement cannot be used by Langston as part of any future proceeding against the Releasees.

         8. Tax Responsibility. Langston is advised that National Tobacco and
            ------------------
NATC will be reporting the existence of this Agreement and the Separation Agreement to the appropriate taxing authorities. Langston agrees to pay all federal, state and local taxes related to his receipt of any and all income pursuant to this Agreement and the Separation Agreement (other than the employer's FICA responsibility while Langston is an employee). Langston further understands that (other than the employer's FICA responsibility while Langston is an employee)he will be responsible for all liability, including any penalties, tax assessments or interest, arising out of payments made pursuant to this Agreement. Langston also understands and agrees that he will defend and indemnify National Tobacco and NATC for any tax, interest or penalty assessed against National Tobacco as a result of payments received by him under this Agreement, and will solely bear all such costs associated with any assessment.

         9. Non-Admission. Langston acknowledges that this Agreement is being
            -------------
entered into as a full and final settlement of any disputed claims and is not to be construed in any manner as an admission of any liability or obligation on the part of the Releasees.

         10. Complete Agreement. This Agreement, the Separation Agreement and
             ------------------
Consulting Agreement constitute the entire agreement between the parties and supersede any and all prior contemporaneous, oral or written agreements or understandings between the parties. No representation, promise, inducement or statement of intention has been made by the Releasees that is not embodied in this Agreement, the Separation Agreement or the Consulting Agreement. No party shall be bound by or liable for any alleged representation, promise, inducement, or statement of intention not contained in this Agreement. This Agreement cannot be amended, modified, or supplemented in any respect except by subsequent written agreement signed by all parties hereto.

         11. Indemnification. Langston agrees to indemnify and hold the
             ---------------
Releasees harmless from and against any and all loss, cost, damage, or expense, including, but not limited to, reasonable attorneys= fees, incurred by the Releasees arising out of any breach by Langston of this Agreement.

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

         12. Legal Rights. The Releasees will have all of the rights and
             -------------
remedies available at law and equity to enforce their rights under this Agreement. Should it be held at any time by a court of competent jurisdiction that any of the obligations, covenants or agreements set forth in this Agreement are illegal, invalid or unenforceable, the validity of the remaining parts, terms, or provisions shall not be affected thereby and any illegal, invalid or unenforceable parts, terms or provisions shall be deemed not to be a part of this Agreement.

         13. Choice Of Law. This Agreement shall be interpreted and enforced in
             -------------
accordance with the laws of the Commonwealth of Kentucky. Langston consents to the exclusive jurisdiction of courts located in Kentucky, agreeing to waive any argument of lack of personal jurisdiction or forum non-conveniens with respect to any claim or controversy arising out of or relating to this Agreement, Langston=s employment with National Tobacco, Langston=s separation from that employment, and any other event, contact or communication involving Langston and the Releasees.

                              PLEASE READ CAREFULLY
                              ---------------------

         I, MAURICE LANGSTON, EXPRESSLY ACKNOWLEDGE, REPRESENT AND WARRANT THAT I HAVE CAREFULLY REVIEWED THIS AGREEMENT; THAT I FULLY UNDERSTAND THE TERMS, CONDITIONS AND SIGNIFICANCE OF THIS AGREEMENT; THAT I HAVE HAD AMPLE TIME TO CONSIDER AND NEGOTIATE THIS AGREEMENT; THAT THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT I HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY AND HAVE DONE SO OR HAVE DECLINED TO DO SO; AND THAT I HAVE EXECUTED THIS AGREEMENT KNOWINGLY, VOLUNTARILY, AND WITH SUCH ADVICE FROM AN ATTORNEY AS I DEEMED APPROPRIATE.

                  Date: October 29, 1997

                                           /s/ Maurice Langston
                                           ------------------------------------
                                               MAURICE LANGSTON

STATE OF NEW YORK                   )
                                    )SS:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public in and for the State and County aforesaid, personally appeared Maurice Langston. I hereby certify that the foregoing Release Agreement was subscribed and sworn to before me by the foregoing person, who acknowledged that the execution thereof was his free act and deed.

         In TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 29th day of October, 1997.

My Commission expires:  September 15, 1999
                        ------------------------

                          /s/ Stephanie Robertson
                          ----------------------------
                                 NOTARY PUBLIC

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

                                            NATIONAL TOBACCO COMPANY, L.P.

                                            By:      NATIONAL TOBACCO FINANCE
                                                     CORPORATION

                                            Its:General Partner

                                            By: /s/ Thomas F. Helms, Jr.
                                                --------------------------------
                                            Its: President and
                                            Chief Executive Officer

STATE OF NEW YORK                   )
                                    )SS:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public in and for the State and County aforesaid, personally appeared Thomas F. Helms, Jr. as President and Chief Executive Officer of National Tobacco Finance Corporation. I hereby certify that the foregoing Release Agreement was subscribed and sworn to before me by the foregoing person, who acknowledged that the execution thereof was his free act and deed.

         In TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 29th day of October, 1997.

My Commission expires:  September 15, 1999
                        ------------------------

                          /s/ Stephanie Robertson
                          ----------------------------
                                 NOTARY PUBLIC

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


                                         NORTH ATLANTIC TRADING COMPANY, INC.

                                         By: /s/ Thomas F. Helms, Jr.
                                                 -------------------------------
                                         Its:     President and
                                                  Chief Executive Officer


STATE OF NEW YORK                   )
                                    )SS:
COUNTY OF NEW YORK                  )

         Before me, a Notary Public in and for the State and County aforesaid, personally appeared Thomas F. Helms, Jr. as President and Chief Executive Officer of North Atlantic Trading Company, Inc. I hereby certify that the foregoing Release Agreement was subscribed and sworn to before me by the foregoing person, who acknowledged that the execution thereof was his free act and deed.

         In TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 29th day of October, 1997.


My Commission expires:  September 15, 1999
                        ------------------------

                          /s/ Stephanie Robertson
                          ----------------------------
                                 NOTARY PUBLIC
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